UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2021

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland D04 C5Y6
(Address of principal executive offices)

Registrant's telephone number, including area code: + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.01 par value	ALKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2021, the Board of Directors (the “Board”) of Alkermes plc (the “Company”) increased the size of the Board to twelve (12) directors and elected Dr. Cato T. Laurencin to the Board, effective immediately, as a Class II member with a term expiring at the Company’s 2022 annual general meeting of shareholders. As of the date of this Current Report on Form 8-K, Dr. Laurencin has not been appointed to any committee of the Board.

For his service on the Board, Dr. Laurencin will receive (i) a new director equity grant and (ii) an annual cash retainer and annual equity grant, in each case with the terms, and in the amounts, as determined in accordance with the processes described in the “Director Compensation” section of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2021 (the “2021 Proxy Statement”). The new director equity grant and a prorated annual equity grant for the 12-month period ending at the Company’s 2022 annual general meeting of shareholders will be granted to Dr. Laurencin in December 2021, on the monthly New Hire Grant Date (as defined in the 2021 Proxy Statement).

In addition, the Company will enter into a deed of indemnification with Dr. Laurencin in substantially the form filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on April 29, 2020, and Alkermes, Inc., a wholly-owned indirect subsidiary of the Company, will enter into an indemnification agreement with Dr. Laurencin in substantially the form filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on April 29, 2020.

Dr. Laurencin is not, nor has been since January 1, 2020, a participant in any transaction involving the Company, or a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on April 30, 2021, the Company and Sarissa Capital Offshore Master Fund LP (together with its affiliates and associates, “Sarissa Capital”) reached an agreement on April 29, 2021 pursuant to which the Company granted Sarissa Capital a right to designate one director for appointment to the Board. Sarissa Capital exercised this right and designated Dr. Laurencin for appointment to the Board.

Item 7.01 Regulation FD Disclosure.

On November 19, 2021, the Company issued a press release announcing Dr. Laurencin’s appointment to the Board, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. This Item 7.01 and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description

99.1	Press release issued by Alkermes plc dated November 19, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: November 19, 2021	By:	/s/ David J. Gaffin
David J. Gaffin
Secretary

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